GOLDMAN SACHS
VARIABLE INSURANCE TRUST

Service and Institutional Shares of

Goldman Sachs Mid Cap Value Fund

Supplement dated April 21, 2009 to the
Prospectuses dated April 30, 2008 (the “Prospectuses”)

The following replaces the “Value Investment Team” section in its entirety in the “Service Providers—Fund Managers—Value Investment Team” section of the Prospectuses:

Value Investment Team

■	13 Portfolio Managers with an average of over 19 years each of financial experience comprise the Investment Adviser’s Value Investment Team
■	The team is organized by industry in order to deliver depth and breadth of research expertise
■	Portfolio decision makers are actively conducting the research, which brings intensity and focus to the Value Investment Team process

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Andrew Braun Managing Director Co-Chief Investment Officer, Value Equity	Portfolio Manager— Mid Cap Value	Since 2001	Mr. Braun joined the Investment Adviser as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team and he became a portfolio manager in May 2001.

Sean Gallagher Managing Director Co-Chief Investment Officer, Value Equity	Portfolio Manager— Mid Cap Value	Since 2001	Mr. Gallagher joined the Investment Adviser as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.

Dolores Bamford, CFA Managing Director	Portfolio Manager— Mid Cap Value	Since 2002	Ms. Bamford joined the Investment Adviser as a portfolio manager for the Value team in April 2002. Prior to that, she was a portfolio manager at Putnam Investments for various products since 1991.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
David L. Berdon Managing Director	Portfolio Manager— Mid Cap Value	Since 2002	Mr. Berdon joined the Investment Adviser as a research analyst in March 2001 and became a portfolio manager in October 2002. From September 1999 to March 2001, he was a Vice President for Business Development and Strategic Alliances at Soliloquy Inc.

Sean A. Butkus, CFA Vice President	Portfolio Manager— Mid Cap Value	Since 2006	Mr. Butkus joined the Investment Adviser as a research analyst on the Value Team in July 2004 and become portfolio manager in 2006. Previously, he worked on the Business Planning Team of the Investment Management Division at Goldman Sachs. Before joining Goldman Sachs in December 1998, he worked at Arthur Andersen LLP.

Scott Carroll, CFA Managing Director	Portfolio Manager— Mid Cap Value	Since 2002	Mr. Carroll joined the Investment Adviser as a portfolio manager for the Value team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities for Growth and Income and Equity Income funds.

J. Kelly Flynn Vice President	Portfolio Manager— Mid Cap Value	Since 2002	Mr. Flynn joined the Investment Adviser as a portfolio manager for the Value team in 2002. Prior to joining the team, Mr. Flynn spent three years at Lazard Asset Management as a Portfolio Manager for Small Cap/Mid Cap Value Products.

Andrew Braun and Sean Gallagher serve as Co-Chief Investment Officers of the Value Investment Team. The other portfolio managers serve as primary research analysts for particular industries. While the entire team debates investment ideas and overall portfolio structure, the final buy/sell decision for a particular security resides primarily with the portfolio manager responsible for that particular industry. As Co-Chief Investment Officers of the team, Mr. Braun and Mr. Gallagher are ultimately responsible for the composition of the Fund’s portfolio structure at both the stock and industry level.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

This Supplement should be retained with your Prospectus for future reference.

VITMCPMSTK 04-09